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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT


         The undersigned agree to the joint filing on behalf of each of them of a Schedule 13G (including any and all amendments thereto) with respect to the shares of ScanSoft, Inc., and further agree that this Agreement shall be included as an Exhibit to such filings.

         The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that neither party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed this 21st day of December, 2001.

                                LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
                                  /s/  J.M. Vanstaen
                                --------------------------
                                By:  J.M. Vanstaen
                                Title:  Curator


                                L&H HOLDINGS USA, INC.
                                  /s/  John Shagoury
                                --------------------------
                                By:  John Shagoury
                                Title:  President


                                LERNOUT & HAUSPIE SPEECH PRODUCTS USA, INC.
                                  /s/  John Shagoury
                                -------------------------------------
                                By:  John Shagoury
                                Title:  President


                                L&H APPLICATIONS USA, INC.
                                  /s/  John Shagoury
                                -------------------------------------
                                By:  John Shagoury
                                Title:  President


                                LINGUISTIC TECHNOLOGIES, INC.
                                  /s/  John Shagoury
                                -------------------------------------
                                By:  John Shagoury
                                Title:  President


                                L&H LINGUISTICS USA, INC.
                                  /s/  John Shagoury
                                -------------------------------------
                                By:  John Shagoury
                                Title:  President


                                INTERACTIVE SYSTEMS, INC.
                                  /s/  John Shagoury
                                -------------------------------------
                                By:  John Shagoury
                                Title:  President